Exhibit 99.1

Compensation Arrangements with Outside Directors

In September 2018, the Board of Directors and its Compensation Committee conducted their annual review of non-management (outside) director compensation and approved an increase in the annual retainer from $130,000 to $132,000, but no change in the committee chairperson fees.

Accordingly, outside directors are now paid an annual retainer of $132,000. Chairpersons of the Compensation, Nominating & Governance and Information Technology Oversight Committees are paid an additional annual fee of $15,000. The Audit Committee chairperson is paid an additional annual fee of $25,000. In addition, each outside director who was elected at FedEx’s 2018 annual meeting received a stock option for 2,780 shares of FedEx common stock.

Any outside director who is elected to the Board after the 2018 annual meeting will receive the applicable pro rata portion of the annual retainer and stock option grant in connection with his or her election.

In response to a stockholder demand letter, a special committee has been formed. Members of the special committee are paid $2,000 for each in-person meeting attended and $1,500 for each telephonic meeting attended.

The Compensation Committee annually reviews director compensation, including, among other things, comparing FedEx’s director compensation practices with those of other companies with annual revenues between $25 billion and $100 billion (this year’s comparison group included 114 companies, which are listed on Appendix A attached hereto, and was based on proxy statement data provided by a third-party compensation data provider). Before making a recommendation regarding director compensation to the Board, the Compensation Committee considers that the directors’ independence may be compromised if compensation exceeds appropriate levels or if FedEx enters into other arrangements beneficial to the directors.

Appendix A

3M Company

Abbott Laboratories

AbbVie Inc.

Accenture plc

Aetna Inc.

Alimentation Couche-Tard Inc.

The Allstate Corporation

Altria Group, Inc.

American Airlines Group Inc.

American Express Company

American International Group, Inc.

Andeavor

Anheuser-Busch InBev SA/NV

Anthem, Inc.

Archer-Daniels-Midland Company

Arrow Electronics, Inc.

Bank of America Corporation

Bayer Aktiengesellschaft

Bestbuy Co., Inc.

BHP Billiton Limited

The Boeing Company

British American Tobacco P.L.C.

Caterpillar Inc.

Centene Corporation

Charter Communications, Inc.

CHS Inc.

Chubb Limited

CIGNA Corporation

Cisco Systems, Inc.

Citigroup Inc.

The Coca-Cola Company

Comcast Corporation

Compass Group PLC

ConocoPhillips

Danone SA

Deere & Company

Dell Technologies Inc.

Delta Air Lines, Inc.

DowDuPont Inc.

Energy Transfer Equity, L.P.

Enterprise Products Partners L.P.

Exelon Corporation

Facebook, Inc.

Federal National Mortgage Association

Flex Ltd.

General Dynamics Corporation

Gilead Sciences, Inc.

GlaxoSmithKline plc

The Goldman Sachs Group, Inc.

A-1

HCA Healthcare, Inc.

Hewlett Packard Enterprise Company

Honeywell International Inc.

HP Inc.

HSBC Holdings plc

Humana Inc.

Intel Corporation

International Business Machines Corporation

INTL FCStone Inc.

Johnson & Johnson

Johnson Controls International plc

JPMorgan Chase & Co.

The Kraft Heinz Company

Loblaw Companies Limited

Lockheed Martin Corporation

L’oréal

Lowe’s Companies, Inc.

LVMH Moet Hennessy Louis Vuitton SE

LyondellBasell Industries N.V.

Marathon Petroleum Corporation

Medtronic Public Limited Company

Merck & Co., Inc.

MetLife, Inc.

Microsoft Corporation

Mondelez International, Inc.

Morgan Stanley

Nestlé S.A.

NIKE, Inc.

Northrop Grumman Corporation

Novartis AG

Oracle Corporation

PepsiCo, Inc.

Pfizer Inc.

Philip Morris International Inc.

Plains GP Holdings, L.P.

The Proctor & Gamble Company

The Progressive Corporation

Prudential Financial, Inc.

Raytheon Company

Roche Holding AG

SANOFI

SAP SE

Schlumberger Limited

Siemens SA

Sprint Corporation

Sysco Corporation

Target Corporation

Tech Data Corporation

thyssenkrupp AG

The TJX Companies, Inc.

T-Mobile US, Inc.

A-2

The Toronto-Dominion Bank

The Travelers Companies, Inc.

Twenty-First Century Fox, Inc.

Tyson Foods, Inc.

Unilever N.V.

United Continental Holdings, Inc.

United Parcel Service, Inc.

United Technologies Corporation

Valero Energy Corporation

Vodafone Group Public Limited Company

The Walt Disney Company

Warner Media, LLC (formerly Time Warner Inc.)

Wells Fargo & Company

World Fuel Services Corporation

A-3